UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 3, 2011

INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (770) 857-4700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 3, 2011, IntercontinentalExchange, Inc. (“ICE”) announced its financial results for the fiscal quarter ended June 30, 2011.  A copy of ICE’s press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including the attached press release, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated August 3, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

Date: August 3, 2011	/s/ Scott A. Hill
Scott A. Hill
Senior Vice President and Chief Financial Officer

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